Exhibit 99.2

 Partner for the Patient Journey  J.P. Morgan Healthcare Conference  CONFIDENTIAL   1  Investor Presentation

CONFIDENTIAL   Forward Looking Statement  These slides and materials, including any accompanying oral presentation, contain forward-looking statements about our business. You should not place undue reliance on forward-looking statements as these statements are based upon our current expectations, forecasts and assumptions and are subject to significant risks and uncertainties. These statements may be identified by words such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “forecast,” “continue” or the negative of these terms or other words or terms of similar meaning. Risks and uncertainties that could cause our actual results to differ materially from those set forth in any forward-looking statements include, but are not limited to, the matters listed under “Risk Factors” in our Annual Report on Form 10-K for the twelve months ended December 31, 2015, which is on file with the Securities and Exchange Commission, as well as other risks detailed in our subsequent filings with the Securities and Exchange Commission. These reports are available at www.sec.gov or by contacting our investor relations department at ir@foundationmedicine.com.Statements and information, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated), and we do not undertake any obligation to publicly update any statements or information, including forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONFIDENTIAL   Cancer Care: Changing the Game  vs.      Series of stressful, sequential, educated guessesLimited, dynamic information often challenging to incorporate Individual players often don’t collaborate to succeed      Comprehensive assessment of a complex opponentStrategic protocols for each moveInformed response to real-time, changing information to improve patient outcomes

CONFIDENTIAL   Christine’s Story

CONFIDENTIAL   Transforming Cancer Care  Foundation Medicine is a molecular information company that is leading a transformation in cancer care.

Molecular Information Solutions Enabling Precision Medicine    PHARMA    PHYSICIANS  Access to therapies through clinical trials  Commercialized therapies are available to patients  Better patient care  Molecular Information  Smarter, more efficient R&D  FOUNDATIONCORE  100,000+Patient profiles

Track Record of Rapid Innovation and Commercial Execution Advancing the field further, faster  CONFIDENTIAL   Annual Test Volume  9K  24K  33K  43K  2K  1.1M advanced, metastatic patients per year in the U.S. or ~$3.5B TAM    4M patients globally plus new product expansion or ~$12-15B Global TAM

The CurrentDx Testing Landscape      Pharma Co.Dx Co.      Pharma Co.Dx Co.          Pharma Co.Dx Co.                  BRACA 1/2ClovisFMI  Pharma Co.Dx Co.                    Chaotic, asymmetricand crowded  CONFIDENTIAL   Pharma Co.Dx Co.  A Physician Guessing Game

Our Vision for aComprehensiveUniversal CDx  A Game Changer for Physicians and PharmaFDA approved CGP assay with a comprehensive view of CDx claims    PharmaCDx  Pharma CDx  Pharma CDx  Pharma CDx  Pharma CDx  ClovisBRCA 1/2  CONFIDENTIAL

Parallel Review: One Test, Universal Value

Enabling the next major shift in cancer care

	PHYSICIANS	PHARMA	FMI / INVESTORS
FDA	► Physician confidence ► Validated accuracy	► Single-source FDA approved protocol ► Streamlined, reduced risk regulatory pathway	► Lead new FDA oversight paradigm ► Differentiated CDx partner
CMS	► Greater patient access to CGP ► Ease of prescribing/billing	► Eliminate economic uncertainty ► Expanded reach through FMI's commercial channel	► Medicare reimbursement ► Catalyst for private pay ► Consolidate CDx opportunity across pharma

FOUNDATION MEDICINE
10

2015  Narrow NSCLC LCD  Expanded NSCLC LCDDraft LCDs: Ovarian Melanoma Colorectal  2016  2017  Parallel Review Decision     NCD expected to increase private payer momentum  Increasing Payer Momentum for CGP Approach Laying the Groundwork for National Coverage Determination  CONFIDENTIAL   2014  Private   Medicare

Molecular Information Solutions Enabling Precision Medicine  Access to therapies through clinical trials  Commercialized therapies are available to patients  Better patient care  Molecular Information  Smarter, more efficient R&D  FOUNDATIONCORE  100,000+Patient profiles            PHARMA    PHYSICIANS

Companion Diagnostic Solutions  Precision Clinical Trial Solutions  Molecular Information Solutions    Molecular Information Solutions for Pharma  Changing the Game for Drug Developers  CONFIDENTIAL       Assays      Services      Data

CONFIDENTIAL   A Continuing Story of Growth and Execution  $ MILLIONS  $10.6  $29.0  $61.1  $93.2  $2.1  $116.9  Annual Revenue Growth

2016 Accomplishments

$116.9M
Total Revenue, 25% growth year-over-year

43,686
Clinical Tests reported, 32% growth year-over-year

$143M
Cash, cash equivalents and marketable securities

- ✓ Launched FoundationACT
- ✓ Launched FoundationFOCUS™ CDx BRCA, the first-ever FDA approved NGS CDx
- ✓ Obtained broadened Medicare LCD and expanded national TPP coverage
- ✓ Grew SmartTrials program and other data solutions with multiple BioPharmas
- ✓ Collaborated with Roche on ex-US expansion and selected Penzberg Germany as first EU lab site

FOUNDATION MEDICINE
15

2017 Business Objectives  CONFIDENTIAL     Advance the Universal Companion Diagnostic assay through the FDA and CMS parallel review process to decision and launch during the second half of 2017.Broaden Medicare and third party payer coverage for the company’s CGP products.Grow clinical volume across the entire product portfolio, including expanded global market presence.Expand the Biopharma business, including additional companion diagnostic collaborations and SmartTrials clinical trial access programs.

Partner for the Patient Journey  J.P. Morgan Healthcare Conference  CONFIDENTIAL   17  Investor Presentation